SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                November 29, 2002

                               eMagin Corporation
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             (Exact name of registrant as specified in its charter)



     Delaware                  000-24757                     88-0378451
-------------------        -----------------         ---------------------------
 (State or Other             (Commission                  (I.R.S. Employer
 Jurisdiction of             File Number)               Identification Number)
 Incorporation)


                2070 Route 52, Hopewell Junction, New York 12533
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               (Address of principal executive offices) (zip code)

                                (845) 892-1900
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              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         eMagin Corporation ("eMagin" or the "Company") and The Travelers Insurance Company ("Travelers") entered into a tenth amendment agreement to amend and extend the maturity date of the Convertible Promissory Note (the "Travelers Convertible Note") dated August 20, 2001, issued under the Note Purchase Agreement entered into as of August 20, 2001 by and between eMagin and Travelers. The amendment agreement extends the maturity date of the Travelers Convertible Note from November 30, 2002 to December 31, 2002.

         In addition, eMagin and Mr. Mortimer D.A. Sackler ("Sackler") entered into a fourth amendment agreement to amend and extend the maturity date of the Secured Promissory Note (the "Sackler Secured Note") dated June 20, 2002, issued under the Secured Note Purchase Agreement entered into as of June 20, 2002, by and between eMagin and Sackler. As well, eMagin and Sackler entered into a fourth amendment agreement to amend and extend the maturity date of the Secured Convertible Promissory Notes (the "Sackler Secured Convertible Notes"), issued under the Secured Note Purchase Agreement entered into as of November 27, 2001, by and between eMagin and Sackler, as amended by the Omnibus Amendment, Waiver and Consent Agreement dated January 14, 2002, and the Subscription Agreements dated January 14, 2002. The amendment agreements extends the maturity date of the Sackler Secured Note and the Sackler Secured Convertible Notes from November 29, 2002 to December 20, 2002.

         In addition, eMagin and Ginola Limited ("Ginola"), an assignee of Rainbow Gate Corporation, entered into a fourth amendment agreement to amend and extend the maturity date of the Secured Convertible Promissory Note (the "Ginola Secured Convertible Note") dated November 27, 2002, issued under the Secured Note Purchase Agreement entered into as of November 27, 2001, by and between eMagin and Rainbow Gate Corporation, as amended by the Omnibus Amendment, Waiver and Consent Agreement dated January 14, 2002. The amendment agreement extends the maturity date of the Ginola Secured Convertible Note from November 29, 2002 to December 20, 2002.

         Further, eMagin and Mr. Jack Rivkin ("Rivkin") entered into a fourth amendment agreement to amend and extend the maturity date of the Secured Convertible Promissory Note (the "Rivkin Secured Convertible Note") dated November 27, 2001, issued under the Secured Note Purchase Agreement entered into as of November 27, 2001 by and between eMagin and Rivkin. The amendment agreement extends the maturity date of the Rivkin Secured Convertible Note from November 30, 2002 to December 31, 2002.

         The foregoing description is only a summary of the transactions described and is qualified in its entirety by the amendments to the notes attached as exhibits to this Form 8-K, which exhibits are incorporated herein by reference.


ITEM 7.           EXHIBITS.

                  Exhibit
                  Number              Description

                  10.1 Amendment No. 10 to Convertible Promissory Note dated as of November 29, 2002.

                  10.2 Amendment No. 4 to Secured Promissory Note dated as of November 26, 2002.

                  10.3 Amendment No. 4 to the Secured Convertible Promissory Notes dated as of November 26, 2002.

                  10.4 Amendment No. 4 to the Secured Convertible Promissory Note dated as of November 26, 2002.

                  10.5 Amendment No. 4 to Secured Convertible Promissory Note dated as of November 30, 2002.

                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               EMAGIN CORPORATION



                               By: /s/ Gary W. Jones
                                  ---------------------------------------------
                                  Name:  Gary W. Jones
                                  Title: President and Chief Executive Officer

Dated: November 30, 2002